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                                CONFIDENTIAL TREATMENT

                               CAPACITY LEASE AGREEMENT

     This CAPACITY LEASE AGREEMENT (the "AGREEMENT") is entered into as of the 26 day of March, 1999 (the "EFFECTIVE DATE"), by and between COMMUNICATION TELESYSTEMS INTERNATIONAL D/B/A WORLDxCHANGE COMMUNICATIONS, a California corporation, with its principal place of business located at 9999 Willow Creek Road, San Diego, California 92131 ("CUSTOMER"), and WORLDCOM NETWORK SERVICES, INC., a Delaware corporation, with its principal place of business located at 6929 North Lakewood Avenue, Tulsa, Oklahoma 74117 ("MCI WORLDCOM").

                                   R E C I T A L S:

     A. MCI WorldCom currently owns and operates telecommunications facilities within the continental United States (the "MCI WORLDCOM NETWORK").

     B. Customer wishes to obtain the right to use transport capacity along certain routes on MCI WorldCom's Network all as more particularly described herein.

     C. In connection therewith, MCI WorldCom desires to grant to Customer and Customer desires to obtain from MCI WorldCom, a lease in the Leased Capacity (as defined herein), all upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   TERM; TERMINATION.

     (A) This Agreement shall commence as of the Effective Date and shall continue through and include May 31, 2019 (the "LEASE TERM"), subject to earlier termination as described in Subsections (B) or (C) below.

     (B) The following shall constitute an event of default ("EVENT OF DEFAULT") by Customer: (i) Customer makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief; (ii) an involuntary petition in bankruptcy, other insolvency protection against Customer is filed and not dismissed with one hundred twenty (120) days; (iii) Customer fails to pay any amount due under SECTION 3 when due and fails to cure such non-payment within ten (10) days after receipt of written notice of default from MCI WorldCom; or (iv) Customer materially fails to observe and perform any other material term or provision of this Agreement and such failure continues for a period of thirty (30) days after written notice of default from MCI WorldCom (or if such failure is not reasonably susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion). Upon the occurrence of an Event of Default by Customer, then MCI WorldCom may terminate this Agreement or the Term with respect to any Leased Capacity, in whole or in part, in which event MCI WorldCom shall have no further duties or obligations hereunder. In the event that MCI WorldCom shall, at the request of Customer, reinstitute the provision of Services

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     hereunder, Customer shall be liable for any costs and expenses arising out of and occasioned by such suspension and reinstitution.

     (C) If (i) MCI WorldCom makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief; (ii) an involuntary petition in bankruptcy, other insolvency protection against MCI WorldCom is filed and not dismissed with one hundred twenty (120) days; or (iii) MCI WorldCom fails to observe and perform any other term or provision of this Agreement and such failure continues for a period of thirty (30) days after written notice from Customer (or if such failure is not reasonably susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion), then Customer may, terminate this Agreement or the Term with respect to any Leased
     Capacity, in whole or in part, in which event Customer shall have no further duties or obligations hereunder.

     (D) Termination of this Agreement shall not operate as a waiver of any breach by a party of any of the provisions hereof and shall be without prejudice to any rightful remedies of either party which may arise as a consequence of such breach or which may have accrued hereunder up to the date of such termination.

2.   LEASED CAPACITY; ANCILLARY SERVICES.

     (A) In consideration for the payment by Customer to MCI WorldCom of the Purchase Price and the O&M Fees (as described in SECTION 3 below), subject to Subsection (B) below, MCI WorldCom hereby leases to Customer for the Lease Term (as defined in SECTION 1 above) 20,500 V&H miles of private line interexchange service at the DS-3 level (hereinafter referred to as the "LEASED CAPACITY") between those cities set forth on Schedule 1 attached hereto (the "AVAILABLE LEASE CITIES"). For purposes of this Agreement, a "DS-3" shall mean a two point channel for the simultaneous two-way transmission of asynchronous serial bipolar data at a nominal rate of
     44.736 megabits per second. Further, each DS-3 is comprised of 672 voice grade equivalent (VGE) circuits.

     (B) On or before April 1, 1999 (the "BLOCK A LEASE DATE"), Customer agrees to submit a Service Order in accordance with Section 4 below, identifying the number of initial DS-3 circuits as well as the specific Available Lease Cities between which Customer desires to obtain capacity ("BLOCK A LEASED CIRCUITS").

     (C) Customer agrees to submit within five (5) days after execution of this Agreement by all parties, a good faith forecast regarding the Block B Leased Circuits which forecast shall not constitute a binding commitment of Customer and shall not result in liability to Customer or alter the obligations of MCI WorldCom if Customer's actual requirements for Block B Leased Circuits differ from the forecast. Thereafter, subject to SECTION 4 below, Customer agrees to submit Service Orders from time to time in accordance with SECTION 4 below identifying the number of DS-3 circuits as well as the specific Available Lease Cities between which Customer desires to obtain capacity for the remainder of the Leased Capacity (the "BLOCK B LEASED CIRCUITS"); provided, however, in no event will the total number of Block A Leased Circuits and Block B Leased Circuits exceed 20,500


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     V&H miles. Customer may order the Block B Leased Circuits in any number of individual orders submitted from time to time in accordance with
     SECTION 4. The Block A Leased Circuits and the Block B Leased Circuits are collectively referred to as the "LEASED CIRCUITS".

     (D) Customer acknowledges that the Leased Circuits can not exceed (i) twenty-four (24) DS-3 level Circuits between any two Available Lease Cities, and (ii) forty-eight (48) circuits over any MCI WorldCom network cross-section. For purposes of this Subsection (D), a "network cross-section" means the most efficient (as reasonably determined by MCI WorldCom) "linear" network segment which traverses more than one pair of Available Lease Cities. For example, the network segment between New York City, New York and Newark, New Jersey would constitute a network cross-section common to the city pairs of (a) New York City and Newark, and
     (b) New York City and Washington, D.C.

     (E) The Leased Circuits will be subject to the Installation and Ancillary Service charges described on Schedule 2 attached hereto.

     (F) MCI WorldCom shall, at the request of Customer, provide the Ancillary Services set forth on Schedule 2 attached hereto ("ANCILLARY SERVICES"). The charges for installation and Ancillary Services, which are described on
     Schedule 2 attached hereto, shall be fixed for the Lease Term and shall be payable by Customer on a monthly basis.

3.   PAYMENT.

     (A) In consideration of the provision by WorldCom of the Leased Capacity, Customer agrees to pay WorldCom [*] (the "PURCHASE PRICE") as follows:

          (i) On or before May 1, 1999, Customer agrees (i) to pay MCI WorldCom ten percent (10%) of the Block A Purchase Price as described below, and (ii) pay the remainder of the Block A Purchase Price in accordance with Schedule 3 attached hereto (the "BLOCK A REMAINDER AMOUNT"). The Block A Remainder Amount will accrue interest at the rate of [*] per annum on the outstanding declining balance and shall be due and payable monthly in advance (with the first payment due on or before June 1, 1999, and subsequent payments due on the first day of each month thereafter) over [*] months, in equal installments of principal and interest.
          The "BLOCK A PURCHASE PRICE" will be determined by multiplying (x) the Purchase Price [*] times (y) a fraction, the denominator of which is [*] and the numerator of which is the [*]

          (ii) On or before the dates specified below, Customer agrees (i) to pay MCI WorldCom the "Block B Down Payment Amount" (as described below), and (ii) pay the remainder of the Block B Purchase Price in accordance with Schedule 4 attached hereto (the "BLOCK B REMAINDER AMOUNT"). The Block B Remainder Amount will accrue interest at the rate of [*] per annum on the outstanding declining balance and shall be due and payable monthly in advance (with the first payment due on or before September 1, 1999, and subsequent payments due on the first day of each month thereafter) over [*] months, in equal installments of principal and interest. The "BLOCK B

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          PURCHASE PRICE" will be determined by subtracting (x) the Block A
          Purchase Price from (y) the Purchase Price [*]. The "BLOCK B DOWN PAYMENT AMOUNT" will be equal to ten percent (10%) of the Block B Purchase Price and will be payable as follows:

               (i) Ten percent (10%) of the Block B Down Payment Amount will be due and payable on or before June 1, 1999;

               (ii) Twenty (20%) of the Block B Down Payment Amount will be due and payable on or before July 1, 1999;

               (iii) Thirty percent (30%) of the Block B Down Payment Amount will be due and payable on or before August 1, 1999; and

               (iv) Forty percent (40%) of the Block B Down Payment Amount will be due and payable on or before September 1, 1999.

          [*]

     (B) In addition to payment of the Purchase Price described in Subsection (A) above, Customer agrees to pay MCI WorldCom a monthly operations and maintenance fee equal to [*] comprising each Leased Circuit (the "MONTHLY 0&M FEE"). The Monthly O&M Fee will be due and payable as follows:

          (i) On or before the Block A Lease Date and on or before the first day of each successive month through the end of the Lease Term, Customer agrees to pay MCI WorldCom a portion of the Monthly O&M
          Fee equal to [*] times the number of voice grade equivalents associated with the Block A Leased Circuits (the "BLOCK A MONTHLY 0&M FEE").

          (ii) Commencing (a) June 1, 1999, Customer agrees to pay MCI WorldCom a portion of the Monthly O&M Fee equal to [*] of the number of voice grade equivalents associated with the Block B Leased Circuits,
          (b) July 1, 1999, Customer agrees to pay MCI WorldCom a portion of the Monthly O&M Fee equal to [*] of the number of voice grade equivalents associated with the Block B Leased Circuits, (c) August 1, 1999, Customer agrees to pay MCI WorldCom a portion of the Monthy O&M Fee equal to [*] of the number of voice grade

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          equivalents associated with the Block B Leased Circuits, and
          (d) September 1, 1999, and on or before the first day of each successive month through the end of the Lease Term, Customer agrees to pay MCI WorldCom a portion of the Monthly O&M Fee equal to [*] times the number of voice grade equivalents associated with the Block B Leased Circuits (the "BLOCK B MONTHLY 0&M FEE"). The Block A Monthly O&M Fee and the Block B Monthly O&M Fee are collectively referred to as the "MONTHLY O&M FEE".

          (iii) The Block A Monthly O&M Fee shall be increased on each anniversary of the Block A Lease Date and the Block B Monthly O&M Fee shall be increased each September 1 commencing with September 1, 2000, by the lesser of (x) three percent (3%), or (y) the increase, if any, in the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, published by the United States Department of Labor, Bureau of Labor Statistics, for the preceding twelve (12) month period. In the event the above-described index shall cease to be computed or published, MCI WorldCom may, in its reasonable discretion, designate a succesor index to be used in determining any increase to the Monthly O&M Fees. WorldCom shall invoice Customer for the Monthly O&M Fee and/or pro rata portion thereof in advance (i.e., on or about the 20th day of each month) and Customer agrees to pay such invoice within thirty (30) days of the date of receipt of such invoice.

     (C) Customer acknowledges that the Purchase Price and the Monthly O&M Fees are exclusive of applicable taxes, including but not limited to sales, value added or such other similar taxes as may be levied from time to time by any taxing or governmental authority.

     (D) MCI WorldCom shall be entitled to charge and receive interest on any past due amounts at the rate of one and one-half percent (1 1/2%) per month, or the maximum rate allowable by law, whichever is less, until the date of payment in full, whether before or after any judgment. Such interest shall be calculated and shall accrue on a daily basis.

     (E) As security for Customer's payment of the Purchase Price and the Monthly O&M Fee, Customer agrees to grant MCI WorldCom a security interest in the Leased Capacity and the Leased Circuits. Upon the occurrence of an Event of Default (as described in SUBSECTION 1(B) above) by Customer, MCI WorldCom will have the right to "reclaim" the Leased Capacity and the Leased Circuits and will have no further obligation to provide Customer with the Leased Circuits as described in this Agreement.

     (F) Notwithstanding anything to the contrary in this Agreement or any other Agreement between Customer and MCI WorldCom or its Affiliates, Customer's default under any other agreement with MCI WorldCom or its Affiliates will not be deemed to be an Event of Default under the terms this Agreement, and an Event of Default under the terms of this Agreement will not be deemed to be a default under the terms of any other agreement Customer has with MCI WorldCom or its Affiliates.

     (G) Customer agrees to pay MCI WorldCom in full for all amounts due hereunder and agrees not to offset or net against such amounts, or otherwise withhold or deduct any

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     amounts, that it may be owed by MCI WorldCom or any of its Affiliates under any other agreement.

4.   SERVICE ORDERS.

     (A) All Service Orders for Leased Circuits under this Agreement shall be made in writing and shall contain at least the following information:
     (i) the level or amount of requested capacity (provided Customer may only order capacity in increments of no less than DS-3), (ii) the city pairs between which such capacity is requested, (iii) any date(s) upon which Customer requires such capacity (which, unless otherwise agreed to by MCI WorldCom, shall be no later than one hundred twenty (120) days from the date of such request), (iv) any Ancillary Services requested by Customer in connection with the Leased Circuits, and (v) such other relevant information MCI WorldCom reasonably deems necessary to provide the Leased Circuits.

     (B) MCI WorldCom shall, within five (5) days after receipt of a firm order for Leased Capacity, either (i) request additional information from Customer with respect to such Service Order (provided such information is reasonably necessary to provide such Leased Capacity), (ii) deliver written notice to Customer that MCI WorldCom can not provide the requested capacity (the "REJECTION NOTICE"), or (ii) deliver written notice to Customer (the "AVAILABILITY NOTICE") stating that the requested capacity can be provided on terms contained in this Agreement and in the Service Order. In the event MCI WorldCom fails to respond to an order within five
     (5) days after receipt thereof, Customer shall provide MCI WorldCom's designated representative with telephonic notice of such failure and MCI WorldCom shall have two (2) business days after receipt of such telephonic notice within which to cure its failure to respond to the order. In the event MCI WordCom fails to so cure, MCI WorldCom shall be deemed to have provided a Rejection Notice with respect to the order. The Availability Notice shall include a specification of the channel facility assignment where Customer may interconnect with the Leased Capacity, if then known to MCI WorldCom, as well as a letter of agency ("LOA") which authorizes Customer to order the necessary local facilities. If MCI WorldCom is unable to provide specification of the channel facility assignment to a local service provider ("LEC") at the time of the Availability Notice, MCI WorldCom shall provide such specification (together with the LOA) on the last to occur of (a) fifteen (15) days after the delivery of the Availability Notice, or (b) thirty (30) days prior to the requested start date for the subject Leased Circuit. The failure of MCI WorldCom to provide a written specification of the channel facility assignment or the LOA within the time specified above shall be treated as the service of a Rejection Notice by MCI WorldCom.

     (C) In the event Customer desires to obtain the capacity as specified in any Availability Notice, Customer shall, within five (5) days after Customer's receipt of the Availability Notice, notify MCI WorldCom in writing (the "ACCEPTANCE NOTICE") of its commitment to order such capacity. In the event Customer fails to respond within such 5-day period, MCI WorldCom shall have no obligation to provide the capacity requested by Customer.


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     (D)  MCI WorldCom agrees to deliver a Completion Notice (as described in
     Section 6 below) with respect to capacity ordered hereunder within sixty
     (60) days following the Acceptance Notice. Provided, however, in no event will MCI WorldCom be required to install more than three (3) DS-3 circuits between any city pair in any thirty (30) day period. In the event MCI WorldCom is unable to deliver a Completion Notice within the delivery time specified herein (including delivery failures attributable to a Force Majeure Event), Customer's sole and exclusive remedy will be as set forth in SUBSECTION 6(B) below.

     (E) Customer shall be permitted to delay the requested installation date for Leased Circuits two (2) times with respect to any Service Order, provided that (i) each such request shall be submitted in writing, (ii) each such request must be received by MCI WorldCom no later than five (5) days prior to the then-scheduled installation date, and (iii) Customer shall be permitted to extend the date for installation by no more than thirty (30) days with respect to each request (so that installation for Leased Circuits hereunder may be delayed by a maximum of sixty (60) days from the originally scheduled installation date).

     (F) MCI WorldCom shall deliver Ancillary Services which are requested as part of an order for Leased Circuits within the time frames set forth in SUBSECTION 4(D) of this Agreement. MCI WorldCom shall deliver Ancillary Services which are relevant to and used solely in conjunction with the Leased Capacity under this Agreement but requested separate from an order for Leased Circuits within commercially reasonable times.

5.   MAINTENANCE AND REPAIR.

     (A) MCI WorldCom shall use reasonable efforts to cause the Leased Capacity and Ancillary Services to be provided and maintained in efficient working order and in accordance with prevailing telecommunications industry standards (the "TECHNICAL STANDARDS").

     (B) Should any condition exist in the Leased Capacity or Ancillary Services that may impair the integrity of such Leased Capacity, MCI WorldCom shall take reasonable actions to initiate or cause to be initiated maintenance on such Leased Capacity which may include the deactivation of such Leased Capacity. MCI WorldCom shall, to the extent reasonably practicable, advise Customer in writing at least thirty (30) days (or such shorter period as may be agreed) prior to the initiation of a planned maintenance operation of the timing and scope of such planned maintenance operation.

     (C) In the event of any delay, interruption, omission, mistake, accident or error in the Leased Capacity or Ancillary Services (hereinafter a "DEFECT"), MCI WorldCom shall use commercially reasonable efforts to cause the Leased Capacity or Ancillary Services to be restored in accordance with the Technical Standards as quickly as reasonably possible.

     (D) MCI WorldCom shall, in the performance of its obligations set forth in this SECTION 5, use the same level of efforts to maintain and restore the Leased Capacity as MCI WorldCom employs in connection with the maintenance and restoration of service and facilities for its other similarly situated wholesale customers.


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     (E)  In the event there is any Defect in any Leased Circuit or Ancillary
     Services relating thereto (including without limitation Defects caused by or attributable to a Force Majeure Event), and such Defect causes the Leased Circuit to be unavailable for more than forty-four (44) hours in any consecutive twelve (12) month period, Customer's exclusive remedy (exercisable within thirty (30) days after the total outages exceed such level) is to notify MCI WorldCom of such Defect; abandon the defective Service in question and the number of V&H miles relevant thereto; and, receive a credit equal to a pro rata amount of the Purchase Price which has been paid by Customer for the defective Leased Capacity in question (the "NON-PERFORMANCE REFUND AMOUNT"). In such case, the Non-Performance Refund Amount shall be computed by first multiplying (x) the Purchase Price (i.e., [*] by (y) a fraction, the denominator of which is [*] and the numerator of which is the [*], and then multiplying the product of (x) and (y) by a fraction, the denominator of which is [*] and the numerator of which is [*].

6.   ACCEPTANCE TESTING AND COMPLETION.

     (A) Subject to SUBSECTION 4(D) above, as soon as MCI WorldCom has reasonably determined that the Leased Circuit(s) requested by Customer are operating substantially in conformity with the performance warranty set forth in SECTION 5 above, MCI WorldCom shall provide Customer written notice of the availability of such Leased Circuit (the "COMPLETION NOTICE"). Customer shall, within five (5) days of receipt of the Completion Notice, either accept or reject the Completion Notice, and in the case of a rejection, specify the defect or failure and/or the matters to be remedied, by providing written notice to MCI WorldCom. In the event Customer fails to respond to the Completion Notice within the 5-day period, Customer will be deemed to have accepted the Completion Notice. In the event Customer rejects the Completion Notice, MCI WorldCom, at its sole cost, shall remedy the defect or failure specified in Customer's notice and give Customer a Completion Notice with respect to such city pair.

     (B) If MCI WorldCom (i) provides a Rejection Notice with respect to an order for a Leased Circuit; or (ii) fails to provide a Leased Circuit which is operating substantially in conformity with the Technical Standards within fifteen (15) days following MCI WorldCom's initial delivery of a Completion Notice, Customer's sole and exclusive remedy will be to abandon the order for the Service in question and the number of V&H miles relevant thereto and receive a credit equal to a pro rata amount of the Purchase Price paid by Customer for the undelivered Leased Capacity in question (the "NON-DELIVERY REFUND AMOUNT"). In such case, the Non-Delivery Refund Amount shall be computed by multiplying (x) the Purchase Price [*] by (y) a fraction, the denominator of which is [*] and the numerator of which is [*]. Provided, however, nothing contained herein will require MCI WorldCom to refund any amount in excess of the amount actually paid by Customer.

7. SUBSTITUTE SERVICES. Provided a Block A Leased Circuit or a Block B Leased Circuit has remained in Service for at least [*] months following (i) April 1, 1999, with respect to Block A Leased Circuits, and (ii) the date of the applicable Completion Notice with

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respect to Block B Leased Circuits, Customer may, by submitting a Service Order to MCI WorldCom in accordance with SECTION 4, "reconfigure" a Leased Circuit with a Leased Circuit between a different pair of Available Lease Cities ("SUBSTITUTE LEASED CIRCUIT"); provided, however, the total number of V&H miles associated with all of Customer's Leased Circuits (including all Substitute Leased Circuits) shall not exceed 20,500 V&H miles at any time and a Change of Service Charge will apply in accordance with SCHEDULE 2 attached hereto. In the event a request for a Substitute Leased Circuit would cause Customer's aggregate number of V&H miles with respect to all of Customer's Leased Circuits to exceed 20,500, MCI WorldCom will not be obligated to honor the reconfiguration request. In the event MCI WorldCom does not honor a request, MCI WorldCom agrees to use reasonable efforts to notify Customer of such refusal.

8.   USE OF SERVICES.

     (A) Customer warrants that it holds such licenses and such other authorizations and consents as may be required to perform its obligations hereunder and to use or resell the Leased Capacity and the Ancillary Services.

     (B) Customer represents and warrants that it will use the Leased Capacity and the Ancillary Services in compliance with all applicable codes, ordinances, laws, rules and regulations of any governmental agency having jurisdiction over the Leased Capacity or the Ancillary Services.

     (C) Subject to the provisions of this Agreement, Customer may use the Leased Capacity and the Ancillary Services for any lawful purpose. Customer acknowledges and agrees that it has no right to use any particular fibers or equipment comprising the means by which the Leased Capacity or Ancillary Services are provided or in any manner associated with MCI WorldCom's network, and that except as expressly permitted by SUBSECTION 14(A) of this Agreement, Customer shall keep any and all of the Leased Capacity and MCI WorldCom's network free from any liens, rights or claims of any third party attributable to Customer.

     (D) Customer may sell services using the Leased Capacity or the Ancillary Services or lease portions of the Leased Capacity or the Ancillary Services to third parties without restriction. No such sale or lease shall, however, eliminate or affect Customer's obligations under this Agreement.

     (E) Customer shall not use the Leased Capacity or the Ancillary Services in a way which physically interferes in any way with or otherwise adversely affects the use of the fibers, cable or conduit of any other Person (as defined in SUBSECTION 14(C)(iii) below) using the Leased Capacity, the Ancillary Services or MCI WorldCom's network.

     (F) Customer and MCI WorldCom agree to cooperate with and reasonably support each other in complying with any requirements applicable to their respective rights and obligations hereunder imposed by any governmental authority, so long as (i) such cooperation does not materially increase a party's costs or efforts in connection with its performance of this Agreement, and (ii) the party requesting such support or cooperation agrees to reimburse the other party for all costs and expenses incurred in connection with providing it.


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     (G)  MCI WorldCom and Customer acknowledge and agree that this Agreement, to the extent that is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211(a) of the Communications Act of 1934 (47 U.S.C. Section 211(a)) as implemented in 47 CFR Section 43.51.

9. LIABILITY. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, AND EXCEPT TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT OF A PARTY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ITS CUSTOMERS OR ANY OTHER THIRD PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL OR PUNITIVE LOSS OR DAMAGE, DUE TO OR ARISING OUT OF ANY FAILURE, DEGRADATION, MISTAKE, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS OR DEFECTS IN TRANSMISSION, OR DELAYS RELATING TO EITHER PARTY'S FACILITIES OR NETWORK OR ANY OTHER FACILITIES, NETWORK OR CONNECTION RELATED TO THE PROVISION OF THE LEASED CAPACITY HEREUNDER. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES OF ANY KIND, REGARDLESS OF THE CAUSE OF SUCH DAMAGES OR WHETHER SUCH DAMAGES MAY HAVE BEEN FORESEEABLE OR SUCH PARTY WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

10. FORCE MAJEURE. Any delay or failure to perform an obligation under this Agreement by a party (the "AFFECTED PARTY") shall not constitute a breach of this Agreement to the extent that such delay or failure to perform is due to any cause beyond a party's reasonable control affecting the performance by that party of its obligations hereunder including, but not limited to, acts of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of Government regulatory or highway authority, industrial disputes of any kind (not involving that party's employees), fiber cuts, fire, flood, lightning, explosion, subsidence, inclement weather and acts or omissions of persons or bodies beyond the reasonable control of the affected party (a "FORCE MAJEURE EVENT"). An Affected Party shall promptly notify the other party in writing of the estimated extent and duration of the inability to perform its obligations. Upon the cessation of the Force Majeure Event, the Affected Party shall promptly notify the other party in writing of such cessation. The Affected Party shall use all reasonable endeavors to mitigate the effect of any Force Majeure Event. If, due to a Force Majeure Event, a party's performance is unable to materially perform its obligations for a period of more than three (3) months, the other party may terminate this Agreement upon written notice to the Affected Party. Notwithstanding anything to the contrary contained in this Section 10, however, the provisions of this Section 10 shall not apply to the obligations of MCI WorldCom and the rights of Customer pursuant to SUBSECTIONS 5(E) AND 6(B) of this Agreement and Customer's payment obligation for Services rendered under this Agreement.

11.  INDEMNIFICATION.

     (A) Subject to the provisions of SECTION 9, MCI WorldCom hereby agrees to indemnify, defend, protect and hold harmless Customer and its employees, officers and directors, from and against, and assumes liability for: (i) any injury, loss or damage to any person, tangible personal property of any person (including reasonable attorney fees and costs) to the extent arising out of or resulting from the gross negligence or willful misconduct of MCI WorldCom, its officers, employees, servants, Affiliates, agents,


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                                   CONFIDENTIAL
     contractors, licensees, invitees and vendors caused solely by MCI WorldCom and arising out of or in connection with the performance by MCI WorldCom of its obligations under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by MCI WorldCom of any regulation, rule, statute or court order of any governmental authority in connection with the performance by MCI WorldCom of its obligations under this Agreement.

     (B) Subject to the provisions of SECTION 9, Customer hereby agrees to indemnify, defend, protect and hold harmless MCI WorldCom and its employees, officers and directors, from and against, and assumes liability for: (i) any injury, loss or damage to any person, tangible personal property of any person (including reasonable attorney fees and costs) to the extent arising out of or resulting from the gross negligence or willful misconduct of Customer, its officers, employees, servants, Affiliates, agents, contractors, licenseees, invitees and vendors caused solely by Customer and arising out of or in connection with the exercise by Customer of its rights under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by Customer of any regulation, rule, statute or court order of any governmental authority in connection with the exercise by Customer of its rights under this Agreement.

     (C) In addition to Customer's indemnity obligation under Subsection (A) above, in the event parties other than Customer shall have use of the Leased Capacity or the Ancillary Services through Customer, then Customer agrees to forever indemnify and hold MCI WorldCom and any third party provider or operator of facilities employed in the provision of the Leased Capacity or the Ancillary Services harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which may be asserted by said parties, arising out of or relating to any Defect (as defined in SUBSECTION 5(C) above) in the Leased Capacity or the Ancillary Services.

     (D) MCI WorldCom and Customer agree to promptly provide each other with notice of any claim, which may result in an indemnification obligation hereunder. The indemnifying party may defend such claim with counsel of its own choosing provided that no settlement or compromise of any such claim shall occur without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed.

     (E) MCI WorldCom and Customer each expressly recognize and agree that its obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of its other obligations, if any, hereunder. In the event that a party shall fail for any reason to so indemnify, defend, protect and save the other harmless, the injured party hereby expressly recognizes that its sole remedy in such event shall be the right to bring legal proceedings against the other party for its damages as a result of the other party's said failure to indemnify, defend, protect and save harmless. These obligations shall survive the expiration or termination of this Agreement.


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                                   CONFIDENTIAL

12.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES.

     (A)   Each party represents and warrants that:

     (i) it has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement;

     (ii) it has taken all requisite corporate action to approve the execution, delivery and performance of this Agremeent;

     (iii) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, creditors' rights and general equitable principles; and

     (iv) its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body.

     (B) EXCEPT AS SET FORTH IN SUBSECTION 12(A) ABOVE AND SECTION 5 OF THIS AGREEMENT, MCI WORLDCOM MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED CAPACITY OR THE ANCILLARY SERVICES, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

13.  CONFIDENTIALITY; PRESS RELEASES.

     (A) Subject to Subsection (B) below, with respect to Confidential Information (as defined herein) each party shall (i) only use such Confidential Information for the purposes of this Agreement; (ii) only disclose such Confidential Information to a third party with the prior written consent of the other party; and (iii) ensure that any third party, to which Confidential Information is disclosed under this SECTION 13 executes a confidentiality agreement acknowledging the terms of this
     SECTION 13. For purposes of this Agreement, "CONFIDENTIAL INFORMATION" means all information (whether written, oral or in electronic format) designated as such by the disclosing party, together with all such other information which relates to the business, affairs, customers, products, developments, trade secrets, know-how and personnel of the disclosing party which may reasonably be regarded as the confidential information of the disclosing party.

     (B) The provisions of Subsection (A) above shall not apply to any Confidential Information which (i) is in or comes into the public domain other than by default of the receiving party; (ii) is or has already been independently generated by the receiving party; (iii) is in the possession of or is known by the receiving party prior to its receipt from the disclosing party; (iv) is properly disclosed pursuant to and in accordance with a relevant statutory or regulatory obligation or (with the prior consent of either party, such consent not to be unreasonably withheld) to obtain or maintain any listing on a stock exchange; or (v) is required to be disclosed pursuant to an order of government, court of competent jurisdiction, or other relevant authority.



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                                   CONFIDENTIAL

     (C) Notwithstanding Subsections (A) and (B) above, either party may disclose Confidential Information to its employees, agents, and legal and financial advisors and lenders to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or in obtaining financing, provided that each such party is notified of the confidential and proprietary nature of such Confidential Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure.

     (D) All Confidential Information, unless otherwise specified in writing, shall remain the property of the disclosing party, shall be used by the receiving party only for the intended purpose, and such written Confidential Information, including all copies thereof, shall upon request by the disclosing party be returned to the disclosing party or destroyed. Confidential Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party.

     (E) In this event either party shall be required to disclose all or any part of this Agreement in, or attach all or any part of this Agreement in, any regulatory filing or statement, each party agrees to discuss and work cooperatively, in good faith, with the other party, to protect, to the extent possible, those items or matters which the other party deems confidential and which may, in accordance with applicable laws, be deleted therefrom.

     (F) The provisions of this SECTION 13 shall survive expiration or termination of this Agreement.

     (G) Neither party shall issue any public announcement or press release relating to the execution of this Agreement without the prior approval of the other party.

14.  ASSIGNMENT.

     (A) Neither party shall assign, encumber or otherwise transfer this Agreement to a third party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, each party shall have the right, without the other party's consent, but with prior written notice to the other party, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender of such party subject to the prior rights and obligations of the parties hereunder; and
     (ii) to any Affiliate (as defined in Subsection (C) below) of such party, or to any entity into which such party may be merged or consolidated or which puchases all or substantially all of the assets of such party; provided that such party shall not be released from its obligations hereunder. Any assignee or transferee shall continue to be subject to all of the provisions of this Agreement, (except that any lender referred to in clause (i) above shall not incur any obligations under this Agreement nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement).

     (B) This Agreement and each of the parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.



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                                   CONFIDENTIAL

     (C) For purposes of this SECTION 14 and other applicable Sections of this Agreement, the following definitions shall apply:

           (i) "AFFILIATES" shall mean any Person (as defined herein) or entity Controlling, Controlled by or under common Control with such party.

           (ii) "CONTROL" whether used as a verb or noun, means to have the power, directly or indirectly, to cause the direction of the management or policies of another shall Person, whether through the ownership of voting securities, by contract, agency or otherwise.

           (iii) "PERSON" includes any general partnership, limited partnership, corporation, limited liability company, joint venture, trust, governmental or administrative agency or body, cooperative, association, individual or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person, as the context may require.

15.  SEVERABILITY.

     (A) The invalidity or unenforceability for any reason of any part of this Agreement shall not prejudice or affect the validity or enforceability of the remainder of this Agreement.

     (B) If further lawful performance of this Agreement or any part of it shall be made impossible by the final judgment or final order of any court of competent jurisdiction, commission or government agency or similar authority having jurisdiction over either party, the parties shall forthwith reasonably amend this Agreement so as to comply with such judgment or order provided such amendment does not materially alter the obligations or liabilities of either party.

16. AMENDMENTS. No variation, modification or addition to or cancellation of any provision of this Agreement shall be effective unless agreed in writing by a duly authorized representative of each of MCI WorldCom and Customer.

17. PARTNERSHIP. Nothing herein shall be deemed to constitute a partnership or joint venture between the parties or to constitute one party as the agent of the other for any purpose whatsoever.

18. WAIVER. Failure by either party at any time to enforce any of the provisions of this Agreement shall not be construed as a waiver of any rights or remedies hereunder nor in any way affect the validity of this Agreement or any part of it. No waiver shall be effective unless given in writing and no waiver of a breach of this Agreement shall constitute a waiver of any antecedent or subsequent breach.

19.  NOTICES.

     (A) Any notice required or authorized by this Agreement shall be in writing sent by prepaid certified mail, return receipt requested, facsimile transmission (immediately confirmed by prepaid certified mail, return receipt requested) or express courier (e.g.,

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                                   CONFIDENTIAL

     Federal Express, DHL or Airborne Express) and shall be deemed to have been received forty eight (48) hours after such mailing or transmission. Any such notices shall be addressed as follows:

     MCI WORLDCOM:                      CUSTOMER:
     -------------------------          ------------------
     WorldCom Network Services, Inc.    Communication TeleSystems International
     6929 North Lakewood Avenue         9999 Willow Creek Road
     Tulsa, Oklahoma 74117              San Diego, California 92131
     Attn: Contract Administration      Attn: Legal Department
           -----------------------      Facsimile No.: 619-452-3780
     Facsimile No.: 918-590-0764
                    ------------

     (B) Either party may amend its address and facsimile number specified in Subsection (A) by notice to the other party.

20. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties relating to the Leased Capacity and supersedes all previous agreements, understandings or commitments between the parties or representations made by either party whether oral or written with respect to the Leased Capacity.

21.  GOVERNING LAW; FORUM.

     (A) Without regard to the place of execution or performance of this Agreement, this Agreement shall be governed and construed in accordance with the laws of the State of Oklahoma in all respects including matters of construction, enforcement and performance, without giving effect to the choice of law principles thereof.

     (B) Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and MCI WORLDCOM hereby submit to such nonexclusive jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile.

22. DISPUTE RESOLUTION. If the parties are unable to resolve any dispute arising under or relating to this Agreement, the parties may resolve such disagreement or dispute as follows:

     (A) Either party may, by written notice to the other party (the "DISPUTE NOTICE"), request that a designated representative from each of the parties attempt to resolve the matter. Within fifteen (15) days after delivery of the Dispute Notice such representatives of both parties will use good faith efforts to schedule a meeting at a mutually acceptable time and place to attempt to resolve the dispute.

     (B) If the matter has not been resolved within thirty (30) days after delivery of the Dispute Notice, or if such representatives fail to meet within fifteen (15) days after delivery of such Dispute Notice, either party may initiate mediation in accordance with the procedures set forth in
     (C) below. All negotiations conducted by such representatives shall be confidential and shall be treated as compromise and settlement negotiations for purposes of federal and state rules of evidence.


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                                  CONFIDENTIAL

     (C) If such representatives are unable to resolve the dispute or have failed to meet, the parties may elect to participate in a nonbinding mediation procedure as follows:

           (i) A mediator will be selected by having counsel for each party agree on a single person to act as mediator. The parties' counsel as well as up to three (3) representatives of each of the parties will appear before the mediator at a time and place determined by the mediator, but not more than sixty (60) days after delivery of the Dispute Notice. The fees of the mediator and other costs of the mediation will be shared equally by the parties.

           (ii) Each party will present a review of the matter and its position with respect to such matter. At the conclusion of both presentations the parties may ask questions of each other. Either party may abandon the mediation procedure at the end of the presentation and question periods and the mediation procedure shall not be binding on either party.

           (iii) If the matter is not resolved after applying the mediation procedure set forth above, or if either party refuses to take part in the mediation process, either party may initiate legal proceedings to resolve their dispute.

     (D) The provisions of this Section 22 shall not preclude a party from instituting legal proceedings seeking injunctive relief (including, without limitation, a temporary restraining order) prior to the commencement or completion of the specified dispute resolution procedures.

23. REPLACEMENT OF EXISTING SERVICES. The parties acknowledge that Customer and MCI WorldCom are parties to a Digital Service Agreement dated December 9, 1992, as amended and supplemented by a Supplemental Agreement dated February 14, 1994, an Amended and Restated Supplemental Agreement dated September 1, 1995, and extension letter agreements dated September 29, 1995, and December 19, 1995 (collectively, the "PRIOR AGREEMENT"). The parties further acknowledge that a portion of the Block A Lease Circuits to be ordered by Customer under this Agreement will replace service which is currently being provided to Customer under the Prior Agreement. In order to accomplish the transition of Customer's service from the Prior Agreement to this Agreement, MCI WorldCom and Customer agree that: (i) Schedule 5 attached hereto sets forth a listing of Leased Circuits which will constitute a portion of the Block A Leased Circuits to be ordered by Customer under this Agreement (the "REPLACEMENT CIRCUITS"); (ii) Schedule 5 attached hereto also identifies, on an individual circuit-by-circuit basis, the circuits currently being provided to Customer pursuant to the Prior Agreement (the "EXISTING CIRCUITS") which will be replaced by the Replacement Circuits; (iii) MCI WorldCom will not disconnect any Existing Circuit (or ancillary services relating thereto) until such time as the corresponding Replacement Circuit, as identified on
Schedule 5 attached hereto, is operational; (iv) commencing as of April 1, 1999, Customer will be billed for the Replacement Circuits (and related Ancillary Services) in accordance with the billing procedures for the Block A Leased Circuits, as set forth in this Agreement, even though installation of the Replacement Circuits and related Ancillary Services may not have been completed as of such date; (v) except as provided in Subpart (iv) above, Customer shall have no obligation to pay for any of the Existing Circuits (or ancillary services relating thereto) under the terms of the Prior Agreement which have been replaced by the Replacement Circuits on or after April 1, 1999, and (vi) as of March 31, 1999, the Prior Agreement shall be terminated solely with

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                                  CONFIDENTIAL
respect to the Existing Circuits which have been replaced by the Replacement Circuits as described herein.

24.  ACCESS.

     (A) MCI WorldCom shall provide Customer with access to, and Customer shall have the right to interconnect its communications systems with, the Leased Capacity at the end-points of each Leased Circuit. MCI WorldCom shall permit Customer to connect with any LEC which has been approved by MCI WorldCom for connectivity into MCI WorldCom's point of presence in question and provided MCI WorldCom generally provides its wholesale customers with connectivity to such LEC. Additionally, Customer shall have the right, but not the obligation, to utilize MCI WorldCom's entrance facility capacity over local servicing arrangements with local access providers ("LSA CAPACITY") for a monthly charge. LSA Capacity will be provided hereunder on a month-to-month basis unless otherwise agreed to in writing by the parties. The charges and applicable terms and conditions for LSA Capacity shall be as set forth in Subsections (B) and (D) below.

     (B) During the Lease Term, MCI WorldCom will provide LSA Capacity (for switched service or private line service application) used solely in connection with the Leased Capacity from the relevant MCI WorldCom point-of-presence ("POP") over MCI WorldCom's Local Service Arrangements
     (LSA) to MCI WorldCom's designated serving wire center for the POP in question. Subject to Subsection (D) below, the monthly recurring charge for LSA Capacity under this Agreement for each DS-1 will be equal to an amount determined as follows: [*]. The monthly charge for LSA Capacity at the DS-1 level shall be due at the same time all other monthly recurring charges are due under this Agreement.

           [*]

     (C)   The monthly recurring charge for DS-1 service over the relevant LSA
     (i) will be determined in accordance with the formula described in Subsection (B) above and the relevant tariffs in effect as of April 1, 1999, and (ii) may be subject to adjustment only once each year commencing April 1, 2000, and annually thereafter, following either party's notice to the other of a change in of the relevant tariff under which the current charge was determined. In such event, the parties shall consider all LSA charges and current relevant tariffs for DS-3 service in conformity with the above formula. Any changes to the LSA charges (increase or decrease) based upon such annual review will be prospective only and effective not sooner than the first day of a calendar month following sixty (60) days written notice by a party regarding a modification in the change in charges and the basis for such modification.

*Confidential treatment has been requested for a portion of this Exhibit.

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                                  CONFIDENTIAL

     (D) Notwithstanding anything to the contrary contained herein, in no event shall the charges for LSA Capacity as determined hereunder be greater than that charged or subject to charge by MCI WorldCom for LSA Capacity ordered by any other carrier customer of MCI WorldCom. Provided, however, the foregoing provision shall not apply with respect to any lower charge for LSA Capacity by MCI WorldCom to: (i) any entity, business organization or enterprise affiliated with MCI WorldCom; (ii) any entity, business organization or enterprise that provides or operates transmission facilities used by MCI WorldCom to a significant extent for its customers, provided the price of the services being purchased by MCI WorldCom from such entity, business organization or enterprise in total is at least [*]; or, (iii) any department; branch or agency of the federal or any state government.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WORLDCOM NETWORK SERVICES, INC.         COMMUNICATION TELESYSTEMS
                                        INTERNATIONAL
                                        D/B/A WORLDxCHANGE COMMUNICATIONS

By: /s/ John W. Barnett, Jr.            By: /s/ Roger B. Abbott
    ---------------------------              -----------------------------
Print Name: John W. Barnett, Jr.        Print Name: Roger B. Abbott
            --------------------                    ----------------------
Title:  President Whl Svcs              Title: Chief Executive Officer
       -------------------------               ---------------------------

SCHEDULES:

Schedule 1 - Available Lease Cities
Schedule 2 - Installation and Ancillary Charge Schedule
Schedule 3 - Block A Remainder Amount Payment Schedule
Schedule 4 - Block B Remainder Amount Payment Schedule
Schedule 5 - Replacement Circuit Schedule

*Confidential treatment has been requested for a portion of this Exhibit.


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                                   CONFIDENTIAL

                       SCHEDULE 1

                 AVAILABLE LEASE CITIES
                 ----------------------

                         CITY
                         ----

                 Atlanta, Georgia

                 Baltimore, Maryland

                 Boston, Massachusetts

                 Chicago, Illinois

                 Cincinnati, Ohio

                 Dallas, Texas

                 Denver, Colorado

                 Detroit, Michigan

                 Houston, Texas

                 Los Angeles, California

                 Miami, Florida

                 New York City, New York

                 Newark, New Jersey

                 Orlando, Florida

                 Philadelphia, Pennsylvania

                 San Diego, California

                 San Francisco, California

                 San Jose, California

                 Seattle, Washington

                 St. Louis, Missouri

                 Stamford, Connecticut

                 Tampa, Florida

                 Washington, DC

                                      SCHEDULE 2
                         INSTALLATION AND ANCILLIARY SERVICE

                                                             NON-RECURRING CHARGE SCHEDULE
SERVICE TYPE (Carrier Digital Service)                                   DS-3
--------------------------------------------------------------------------------------------------
1.   INSTALLATION CHARGES:
     PER IXC FOR BLOCK A CIRCUITS AND BLOCK B CIRCUITS                  [  *  ]
     PER LOCAL ACCESS ASR*                                              [  *  ]

2.   ORDER EXPEDITE CHARGES:
     PER IXC                                                            [  *  ]
     PER CROSS-CONNECT                                                  [  *  ]
     INITIAL LOCAL ACCESS ASR*                                          [  *  ]
     MODIFICATION TO ASR*                                               [  *  ]

3.   CHANGE OF REQUESTED SERVICE DATE ONLY CHARGES:
     FIRST CHANGE & STANDARD NOTICE:
     PER IXC OR CROSS-CONNECT                                           [  *  ]
     PER LOCAL ACCESS ASR*                                              [  *  ]

                                                             PLUS ANY CHARGES INCURRED BY WOLRDCOM
                                                             FROM THIRD PARTY SERVICE PROVIDERS

     SUBSEQUENT CHANGES OR SHORT NOTICE:
     PER IXC                                                            [  *  ]
     PER CROSS-CONNECT                                                  [  *  ]
     PER LOCAL ACCESS ASR*                                              [  *  ]

                                                             PLUS ANY CHARGES INCURRED BY WOLRDCOM
                                                             FROM THIRD PARTY SERVICE PROVIDERS

4.   CHANGE OF ORDER CHARGES:
      ADMINISTRATIVE CHARGES:
          PER IXC OR CROSS-CONNECT                                      [  *  ]
          PER LOCAL ACCESS ASR*                                         [  *  ]
      PRE-ENGINEERING:
          PER IXC                                                       [  *  ]
          PER CROSS-CONNECT                                             [  *  ]
          PER LOCAL ACCESS ASR*                                         [  *  ]
      POST-ENGINEERING:
     PER IXC                                                            [  *  ]
     PER CROSS-CONNECT                                                  [  *  ]
     PER LOCAL ACCESS ASR*                                              [  *  ]

5.   ORDER CANCELLATION CHARGES:
      PRE-ENGINEERING:
     PER IXC                                                            [  *  ]
          PER CROSS-CONNECT                                             [  *  ]
          PER LOCAL ACCESS ASR*                                         [  *  ]
      POST-ENGINEERING:
     PER IXC                                                            [  *  ]
          PER CROSS-CONNECT                                             [  *  ]
          PER LOCAL ACCESS ASR*                                         [  *  ]

6.   CHANGE OF SERVICE CHARGES:
      ADMINISTRATIVE CHANGES:
          PER IXC OR CROSS-CONNECT                                      [  *  ]
     PER LOCAL ACCESS ASR*                                              [  *  ]
      RE-ENGINEERING CHARGES:
     PER IXC                                                            [  *  ]
     PER LOCAL ACCESS ASR*                                              [  *  ]
     PER CROSS-CONNECT                                                  [  *  ]

7.   CROSS-CONNECT REARRANGEMENT CHARGES:
     PER DS-1 CROSS-CONNECT NOT
     ASSOCIATED WITH DCS OR M13                                         [  *  ]

     M13 RE-ARRANGEMENT CHARGES
          PER DS-1 CONNECTION                                           [  *  ]
          MAXIMUM PER ORDER                                             [  *  ]


*Confidential treatment has been requested for a portion of this Exhibit.


                                  Page 1 of 8

                                                             NON-RECURRING CHARGE SCHEDULE

     DCS RE-ARRANGEMENT CHARGE
          PER DS-0 CONNECTION                                           [  *  ]
          MAXIMUM PER ORDER                                             [  *  ]
     LEC D4 CHANNEL BANK
          PER SPECIAL ACCESS ASR*                                       [  *  ]

8.   ROLL-UP CHARGES (PRE-ENGINEERING & CHANGE OF CROSS-CONNECTS):
          ROLL-UP DS-0 TO DS-1 IXC                                      [  *  ]
          ROLL-UP DS-0 TO DS-1 ASR'S                                    [  *  ]
          ROLL-UP DS-1 TO DS-3 IXC                                      [  *  ]
          ROLL-UP DS-1 TO DS-3 ASR'S                                    [  *  ]

9.   ADDITIONAL INSTALLATION/MAINTENANCE/ENGINEERING CHARGES:
          DURING NORMAL HOURS             [  *  ] PER HOUR PER PERSON
          AFTER NORMAL HOURS              [  *  ] PER HOUR PER PERSON


                                                                    Monthly Recurring   Non-Recurring
                                                                          Charge            Charge
                                                                    -----------------   -------------
10.  CROSS-CONNECT CHARGES:
          A.   WORLDCOM DS-1 IXC TO DS-1 LOCAL
               ACCESS, BYPASS OR CO-LOCATE                                [  *  ]          [  *  ]

          B.   WORLDCOM DSX CROSS CONNECT PANEL
               BYPASS OR COLLOCATE                                        [  *  ]          [  *  ]

          C.   NON-WORLDCOM DS-1 FACILITIES TO
               NON-WORLDCOM DS-1 FACILITIES                               [  *  ]          [  *  ]

          D.   WORLDCOM DS-3 IXC TO DS-3 LOCAL
               ACCESS, BYPASS OR CO-LOCATE                                [  *  ]          [  *  ]

          E.   NON-WORLDCOM DS-3 FACILITIES TO
               NON-WORLDCOM DS-3 FACILITIES                               [  *  ]          [  *  ]

11.  M13 MULTIFLEXING CHARGES:**
          PER M13                                                         [  *  ]          [  *  ]

12.  DCS (OR DACS) SERVICE:***
          PER DS-1 CONNECTION                                             [  *  ]          [  *  ]

13.  SUB-RATE MAINTENANCE CHARGES:
          A.   DS-3 SUB RATE MAINTENANCE
                  PER DS-1 CHANNEL                                        [  *  ]          [  *  ]
                  MAXIMUM PER DS-3                                        [  *  ]          [  *  ]

          B.   DS-1 SUB-RATE MAINTENANCE
                  PER DS-0 CHANNEL                                        [  *  ]          [  *  ]
                  MAXIMUM PER DS-1                                        [  *  ]          [  *  ]

14.  ECHO CANCELLATION CHARGES (PRE CANCELLER)**:
          TYPE SERVICE - DS-0 IXC WITH VF ACCESS:
               CIRCUITS GREATER THAN OR EQUAL TO 1,200 ROUTE MILES        [  *  ]          [  *  ]
               CIRCUITS LESS THAN 1,200 ROUTE MILES                       [  *  ]          [  *  ]


*Confidential treatment has been requested for a portion of this Exhibit.


                                  Page 2 of 8


                                                                     Monthly Recurring  Non-Recurring
                                                                          Charge           Charge
                                                                     -----------------  -------------
          TYPE SERVICE - DS-1 IXC:
               CIRCUITS GREATER THAN OR EQUAL TO 1,200 ROUTE MILES        [  *  ]          [  *  ]
                CIRCUITS LESS THAN 1,200 ROUTE MILES                      [  *  ]          [  *  ]

15.  LOCAL ACCESS BILLING ADMINISTRATION:
     (Applies when WorldCom orders Local Access on Customer's behalf)

          PER DS-1 LOCAL LOOP                                             [  *  ]          [  *  ]
          PER DS-3 LOCAL LOOP                                             [  *  ]          [  *  ]


NOTES:

*    PLUS APPLICABLE LAP CHARGES.

** PRE START OF SERVICE CANCELLATIONS WILL BE SUBJECT TO THE STATED NON-RECURRING CHARGE, IF ANY, AND TWELVE (12) TIMES THE STATED MONTHLY RECURRING CHARGE. CANCELLATION FOLLOWING START OF SERVICE AND BEFORE COMPLETING TWELVE (12) MONTHS OF SERVICE, WILL BE SUBJECT TO A CANCELLATION CHARGE EQUAL TO THE DIFFERENCE BETWEEN THE TOTAL RECURRING CHARGES FOR THE SERVICE PERIOD COMPLETED AND TWELVE (12) TIMES THE STATED MONTHLY RECURRING CHARGE.

*** PRE START OF SERVICE CANCELLATIONS WILL BE SUBJECT TO THE STATED NON-RECURRING CHARGE, IF ANY, AND THREE (3) TIMES THE STATED MONTHLY RECURRING CHARGE. CANCELLATION FOLLOWING START OF SERVICE AND BEFORE COMPLETING THREE (3) MONTHS OF SERVICE, WILL BE SUBJECT TO A CANCELLATION CHARGE EQUAL TO THE DIFFERENCE BETWEEN THE TOTAL RECURRING CHARGES FOR THE SERVICE PERIOD COMPLETED AND THREE (3) TIMES THE STATED MONTHLY RECURRING CHARGE.

N/A = NOTE APPLICABLE
N/C = NO CHARGE
ASR = ACCESS SERVICE REQUEST
CFA = CONNECTING FACILITY ASSIGNMENT
ICB = INDIVIDUAL CASE BASIS
IXC = INTEREXCHANGE CIRCUIT
LAP = LOCAL ACCESS PROVIDER/LOCAL EXCHANGE CARRIER
LEC = LOCAL EXCHANGE CARRIER/LOCAL ACCESS PROVIDER

                          INSTALLATION AND ANCILLIARY SERVICE
                         DEFINITIONS AND APPLICATION OF CHARGES

1.   INSTALLATION CHARGES:

          Installation charges apply when WorldCom provides new or additional Interexchange Service (IXC) or when WorldCom obtains new or additional Local Access (including feature group service) on Customer's behalf. WorldCom will charge Customer for IXC installation and for issuing an Access Service Request (ASR) to the Local Access Provider (LAP), i.e., Local Exchange Carrier (LEC) or by-pass carrier. LAP installation charges will also be billed to the Customer.

2.   EXPEDITE CHARGES:

          Expedite charges apply when WorldCom provides installation of Service (IXC, Local Access or Ancillary Service) in less time than otherwise established by WorldCom's published intervals. WorldCom will charge for the expedited handling of the order and will pass along to Customer any LAP expedite charges associated with Customer's request for expedited installation. When LAP expedite charges are incurred for reasons other than Customer's expedite request, these charges will not be passed on to Customer.

3.   CHANGE OF REQUESTED SERVICE DATE CHARGES:

          These charges apply when a charge of the Requested Service Date is the only Customer requested modification to the original Service Order relevant to the Service in question. The amount of the charge depends on when in the stage of order processing Customer's request is made to WorldCom and whether the Requested Service Date for the Service in question has been previously modified. If the first request to change an IXC Requested Service Date is received more than ten (10) working days prior to the original


*Confidential treatment has been requested for a portion of this Exhibit.

          Requested Service Date ("Standard Notice"), there will be no charge. If the Requested Service Date has been changed once already, or if the request is made within ten (10) working days of the established Requested Service Date ("Short Notice"), the applicable charge will apply. An ASR charge will be assessed whenever a change of Requested Service Date is made with respect to Service Orders pursuant to which WorldCom is to act as agent to obtain Local Access. When Customer requests that a Requested Service Date be pushed out, the new Requested Service Date is to be within thirty (30) days of the previous Requested Service Date. If the new Requested Service Date is more than thirty (30) days following the previous Requested Service Date, or is unknown, the Service affected thereby will be deemed to be canceled by Customer and subject to applicable cancellation charges. In no event will WorldCom be obligated to accept more than three (3) changes to a Requested Service Date, and as of the fourth (4th) such request the Service in question will be deemed to be canceled by Customer and subject to applicable cancellation charges. A change of Requested Service Date charge also applies when Customer requests an earlier Requested Service Date that does not require an expedited installation interval. If an expedited interval is required, the Order Expedite Charge supersedes the Change of Requested Service Date Charge. Customer will also be charged for any changes incurred by WorldCom from third party providers of facilities or services relevant to Service affected by a change of Requested Service Date.

4.   CHANGE OF ORDER CHARGES:

          Change of Order Charges apply when Customer requests a modification to the information contained in a fully executed or binding Service Order prior to completion of installation of the circuit (ICOM) other than a change of Requested Service Date. Administrative changes (e.g. billing address, contact, etc.) on IXC only orders will be made without charge. There will be an ASR charge for Administrative Changes with respect to Service Orders pursuant to which WorldCom is to act as agent to obtain Local Access. Change of Order is defined as a change of Local Access Service type (voice grade to data grade or vice versa), change of transmission speed (speed of DS-0, e.g. 4.8 to 9.6), transmission mode or termination interface, or to reflect a partial cancellation of the order. Change of Order Charges will not apply if the origination or termination city changes (i.e., changes of termination interface are permitted, e.g., WASH.CPT to WASH.ICC, but not changes in city, e.g., DLLS.SWB to HSTN.SWB). Order modifications outside this Change of Order definition will be deemed as Customer's cancellation of affected service and as an order for a new Service which must be described in a Service Order.

          Charges for Change of Order are lower if the change is received prior to circuit engineering. While the exact time of circuit engineering may vary, to afford a verifiable date, "pre-engineering" is defined as being within five (5) working days of the date the order was entered into the WorldCom P&E system (i.e., WorldCom's order processing system) for standard interval circuits. All expedited orders are deemed to be in "post-engineering" two (2) working days after the order is entered into the P&E system. IXC Change of Order Charges apply if the change necessitates a modification of the IXC portion of the circuit (e.g. change IXC from ESF to B8ZS or 56K/DSO to 56K DDS). Local Access ASR Change of Order Charges apply if the change requires a change in a LAP ASR or that a new ASR be sent. For example, a change on a DS-O order from 2-wire to 4-wire local loops requires a new ASR, but does not require any change to the WorldCom IXC. There would, therefore, be an ASR Change of Order charge, but not an IXC Change of Order charge. Charges apply per affected circuit or ASR, not per Service Order in which the affected Service (which may be comprised of multiple circuits one or more of which may be affected by the change order) was originally described.

5.   ORDER CANCELLATION CHARGES:

          Order Cancellation Charges apply for orders canceled prior to completion of installation (ICOM). These charges are applied in addition to any cancellation charges specified in the relevant Service agreement between WorldCom and Customer or cancellation charges relevant to associated M13, DCS, Echo Cancellation equipment or incurred by WorldCom from third party service providers. Cancellation charges apply per IXC and per ASR and differ by pre and post engineering. The definition of both pre-engineering and post-engineering are the same as under Change of Order Charges. Order Cancellation Charges are in addition to installation charges which will also apply with respect to orders canceled prior to ICOM.

6.   CHANGE OF SERVICE CHARGES:

          Change of Service charges apply to Customer orders for changes made after a circuit has completed installation (ICOM). Administrative changes, i.e., changes to Customer's files such as billing address, billing contact, etc., will only be charged on affected Service for which WorldCom also administers relevant Local Access. The Change of Service Charge will be applied per Local Access ASR. Changes to initial cross-connects requested by Customer are covered under Cross-connect Re-arrangement Charges.

          Re-engineering charges apply to orders that are re-engineered due to Customer requested change in Local Access Service type (e.g., 2-wire to 4-wire), transmission speed, transmission mode (e.g., AMI to B8ZS), IXC or Local Access termination location or terminating equipment (DACS, MUX, cross-connect, etc.). Changes which require only modification of Local Access, but do not affect relevant IXC (e.g. 2-wire loop to 4-wire loop) will only result in a charge for the ASR(s) required to effect the order. Any LAP charges or third party service provider charges incurred by WorldCom because of a Customer requested change will be passed on to Customer.

7.   CROSS-CONNECT RE-ARRANGEMENT CHARGES:

          Cross-connect Re-arrangement Charges apply either when Customer requests additional cross-connects or changes to existing cross-connects after initial installation. If a new cross-connect is part of a new WorldCom IXC order (adding a DS-0 IXC to a DS-1 Pan-Out or a DS-1 IXC off an M13) no additional Cross-connect Re-arrangement Charge will apply since the IXC installation charge includes an initial cross-connect. When cross-connects are within the same piece of the DCS equipment or M13, the charge is per lower level (transmission speed) circuit with a maximum per DCS or M13.

8.   ROLL-UP CHARGES:

          When permitted by terms of the relevant Service agreement between WorldCom and Customer or as otherwise agreed to in a writing subscribed to by authorized representatives of Customer and WorldCom, Customer requested upgrades of either multiple WorldCom provided DS-0's to a new WorldCom provided DS-1 IXC or Local Access circuit, or multiple WorldCom provided DS-1's to a new WorldCom provided DS-3 IXC or Local Access circuit, will be subject to a single lump-sum re-engineering and/or ASR charge, rather than a charge for the re-engineering of each of the existing circuits individually. There is no charge for rolling an FT-1 (Fractional DS-1) up to a full DS-1 IXC.

9.   ADDITIONAL INSTALLATION/MAINTENANCE CHARGES:

          Additional Installation and/or Maintenance Charges apply when Customer requests installation or circuit changes to be effected during non-business hours for WorldCom or when Customer requests a WorldCom technician at the Customer premise for trouble that results from problems in non-WorldCom provided facilities. These charges also apply when Customer requests and WorldCom agrees to perform other engineering, design or activities which are not provided by WorldCom as part of its then standard design and installation of Service.

10.  CROSS-CONNECT CHARGES:

          Service Description/Application:

          A cross-connect is an electrical connection made between two DS-1 circuits on a DSX-1 cross-connect panel or two DS-3 circuits on a DSX-3 cross-connect panel in a WorldCom or WorldCom designated third party Point of Presence (POP).

          Charges:

          Cross-connect Charges are determined by the level and type of facilities being connected. Initial cross-connects will be provided at no additional charge when there is an associated WorldCom provided IXC of the same level (i.e. DS-1 cross-connect with associated WorldCom provided DS-1 IXC). Charges for additional cross-connects after initial installation or reconfiguration of existing cross-connects are covered under Cross-Connect Re-Arrangement Charges. For cross-connects within a DACS or MUX, see respectively the Digital Cross-Connect Service Description and Charges and M13 Multiplexing Service Description and Charges.

11.  M13 MULTIPLEXING (DS-3 TO DS-1) CHARGES:

          Service Description/Applications:

          This Service provides M13 multiplex equipment (MUX) in a WorldCom or WorldCom designated third party POP to perform the function of deriving up to twenty-eight (28) DS-1 level circuits out of a single DS-3 level circuit. M13 Multiplexing Service is only available at WorldCom approved M13 locations.

          Charges:

          M13 Multiplexing Charges are applied on a per M13 basis and automatically apply when FT-3 (fractional DS-3) Service is provided. M13's will not be provided without an associated WorldCom provided full DS-3 or FT-3 IXC. Initial cross-connects necessary to establish this Service are included in the M13 Multiplexing Charges. Charges for additional cross-connects after initial installation or reconfiguration of existing cross-connects are covered under Cross-Connect Re-Arrangement Charges. Charges for DS-3 to DS-1 Drop & Insert applications are applied based upon the number of M13's utilized. When Customer requires that WorldCom be able to isolate and test individual DS-1 channels on a DS-3 IXC connected to M13 multiplexing equipment, the DS-3 Sub-Rate Maintenance Charge will also apply.

12.  DIGITAL CROSS-CONNECT SERVICE (DCS OR DACS) CHARGES:

          Service Description/Applications:

          Digital Cross-Connect Service (DCS or DACS) can be used within the WorldCom Network for two basic applications: DS-1/DS-0 Drop & Insert Service or DS-1/DS-0 Fan-Out (SEE attached diagrams for these two applications). DCS equipment located in a WorldCom designated POP is used to electronically multiplex-demultiplex DS-0 (VF/DDS) level channels from a DS-1 level circuit and then electronically cross-connect those DS-0 channels to either a DS-0 circuit or to a different DS-1 circuit. DCS is WorldCom's alternative to the use of DS-1/DS-0 channel banks and VF/DDS electrical distribution frames within WorldCom designated POP's. DCS Service is only available at WorldCom approved DCS locations.

          Charges:

          The charge for DCS is applied per associated WorldCom DS-1 IXC or corresponding Local Access DCS termination. WorldCom is under no obligation to provide DCS for use in conjunction with transmission services not provided by WorldCom. Initial DS-0 cross-connects within the DCS necessary to establish this Service are included in the charge. Charges for additional cross-connects after initial installation or reconfiguration of existing cross-connects are covered under Cross-Connect Re-Arrangement Charges. In cases where a DS-1 IXC is terminated in DCS for connection to VF or DDS (DS-0 level) Local Access facilities, or when DCS is used for DS-1 Drop and Insert (DS-0 cross-connections between DS-1 IXC's), the DS-1 Sub-Rate Maintenance Charge will also apply.

13.  SUB-RATE MAINTENANCE CHARGES:

          Service Description/Application:

          Sub-Rate Maintenance Charges are applied to recover and compensate WorldCom for the additional administration and maintenance costs incurred by WorldCom when higher capacity service (DS-3 and DS-1) is broken down into lower level channels which require individual tracking, testing and maintenance. Sub-Rate Maintenance will automatically be provided by WorldCom on WorldCom provided DS-3 IXC with M13 MUX and WorldCom provided DS-1 IXC with attached DCS UNLESS Customer signs a waiver form acknowledging that WorldCom will not be responsible for the testing and maintenance of associated lower level IXC channels. DS-3 Sub-Rate Maintenance Charges will apply when a DS-3 IXC has associated M13 MUX equipment and WorldCom is responsible for testing and maintaining individual DS-1 channels within the DS-3 IXC. DS-1 Sub-Rate Maintenance Charges will apply when DS-1 IXC is connected to multiple DS-0 level (VF or DDS) Local Access channels either through WorldCom DCS or through LAP provided D4 Channel Banks. DS-1 Sub-Rate Maintenance Charges will also apply when WorldCom DCS equipment is used to Drop & Insert channels between DS-1 IXC's and WorldCom is responsible for testing and maintaining individual DS-0 channels within a DS-1 IXC.

          Charges:

          Pricing for DS-3 and DS-1 Sub-Rate Maintenance are applied per sub-rate Local Access channel or IXC and with a maximum charge per DCS or M13 MUX. Where M13 or DCS connections are to be made between different Service provided to two different WorldCom Customers, the customer ordering the connection(s) will be charged by WorldCom for the applicable Sub-Rate Maintenance.

14.  ECHO CANCELLATION CHARGE:

          Service Description/Application:

          With this service option, WorldCom will provide echo cancellation equipment on Customer's WorldCom provided DS-0 or DS-1 IXC's necessary to cancel the echo caused by the total cumulative physical length of transmission path (route miles) traveled by the circuit from origination to termination. Echo cancellation applies only to voice applications of DS-0 and DS-1 Service. WorldCom will employ echo cancellation equipment free of charge on DS-0 and DS-1 IXC's that are, by WorldCom design, greater than 1200 route miles. In cases where Customer requested routing or other Customer (directly or indirectly) controlled circumstances cause the circuit length to exceed 1200 route miles. Customer will be charged for Echo Cancellation Service. Echo Cancellation Service provided by WorldCom on a temporary basis due to a re-route around WorldCom Network blockage or damage will not be charged to Customer.

          Charges:

          Echo Cancellation Charges are applied per canceller and per associated DS-0 or DS-1 IXC provided by WorldCom.

15.  DIAGRAMS:

     The diagrams shown below are provided to illustrate the physical design characteristic of a "DS-1 Fan-Out," "DS-1 IXC to DS-0 Access," "FT-1 with Shared Access & Tail" and "Drop & Insert."


/s/ [ILLEGIBLE]


*Confidential treatment has been requested for a portion of this Exhibit.

DS-1 IXC TO DS-0 ACCESS                      DS-1 FAN-OUT

      [GRAPHIC]                                [GRAPHIC]

     DACS CHARGE          [  *  ]
     DS-1 SUB-RATE                             DACS CHARGE         [  *  ]
     MAINTENANCE
     CHARGES              [  *  ]

     TOTAL                [  *  ]



FT-1 W/SHARED ACCESS & TAIL                  DROP & INSERT

      [GRAPHIC]                                [GRAPHIC]

DACS CHARGE A             [  *  ]         DACS CHARGE              [  *  ]
DACS CHARGE B             [  *  ]
DACS CHARGE C             [  *  ]

TOTAL                     [  *  ]

Note: DACS charge is per DS-1 transmission.

/s/ [ILLEGIBLE]


*Confidential treatment has been requested for a portion of this Exhibit.

                                   Schedule 3
                                Block A Payments

[  *  ]

/s/ [ILLEGIBLE]

*Confidential treatment has been requested for a portion of this Exhibit.

                                                    March/18/1999
                                                                   Page 2 of 3
               AMORTIZATION FOR: WorldxChange
                  Prepared By: MCI WorldCom

Annual Interest Rate     [  *  ]          Compound Frequency       Annual
Effective Annual Rate    [  *  ]          Payment Frequency        Monthly                    Schedule 3
Periodic Rate            [  *  ]          Loan Start Date          [  *  ]                    Block A Payment
Daily Rate               [  *  ]          Pmt Start Date           [  *  ]
Number of Payments       [  *  ]          Loan End Date            [  *  ]

Amortization Method = U.S. Rule (Simple)  Loan Amount [  *  ]
-----------------------------------------------------------------------------------------------------------------
                                    Period       Interest     Principal                   Balance Due
Pmt #    Date        Payment        Interest       Paid         Paid          Interest      Principal       Total
-----------------------------------------------------------------------------------------------------------------
[  *  ] [  *  ]      [  *  ]        [  *  ]       [  *  ]      [  *  ]         [  *  ]      [  *  ]        [  *  ]

*Confidential treatment has been requested for a portion of this exhibit.

                                                    March/18/1999
                                                                   Page 3 of 3

               AMORTIZATION FOR: WorldxChange
                  Prepared By: MCI WorldCom

Annual Interest Rate     [  *  ]          Compound Frequency       [  *  ]
Effective Annual Rate    [  *  ]          Payment Frequency        [  *  ]                    Schedule 3
Periodic Rate            [  *  ]          Loan Start Date          [  *  ]                    Block A Payment
Daily Rate               [  *  ]          Pmt Start Date           [  *  ]
Number of Payments       [  *  ]          Loan End Date            [  *  ]

Amortization Method = U.S. Rule (Simple)  Loan Amount [  *  ]
-----------------------------------------------------------------------------------------------------------------
                                    Period       Interest     Principal                   Balance Due
Pmt #    Date        Payment        Interest       Paid         Paid          Interest      Principal       Total
-----------------------------------------------------------------------------------------------------------------
[  *  ] [  *  ]      [  *  ]        [  *  ]       [  *  ]      [  *  ]         [  *  ]      [  *  ]        [  *  ]

[  *  ]


*Confidential treatment has been requested for a portion of this exhibit.

                                                                   Page 1 of 3
                                Schedule 4
                              Block B Payments






[  *  ]





*Confidential treatment has been requested for a portion of this exhibit.

                                March/12/1999                       Page 2 of 3

               AMORTIZATION FOR: WorldxChange
                  Prepared By: MCI WorldCom

Annual Interest Rate     [ * ]                       Compound Frequency       [ * ]
Effective Annual Rate    [ * ]                       Payment Frequency        [ * ]              Schedule 4
Periodic Rate            [ * ]                       Loan Start Date          [ * ]              Block B Payments
Daily Rate               [ * ]                       Pmt Start Date           [ * ]
Number of Payments       [ * ]                       Loan End Date            [ * ]

Amortization Method = U.S. Rule (Simple)             Loan Amount              [ * ]
-----------------------------------------------------------------------------------------------------------------
                                    Period       Interest     Principal                   Balance Due
Pmt #    Date        Payment        Interest       Paid         Paid          Interest      Principal       Total
-----------------------------------------------------------------------------------------------------------------
[ * ]   [ * ]         [ * ]          [ * ]         [ * ]        [ * ]           [ * ]         [ * ]          [ * ]


*Confidential treatment has been requested for a portion of this exhibit.

                                March/12/1999                       Page 3 of 3

               AMORTIZATION FOR: WorldxChange
                  Prepared By: MCI WorldCom

Annual Interest Rate     [ * ]                       Compound Frequency       [ * ]
Effective Annual Rate    [ * ]                       Payment Frequency        [ * ]              Schedule 4
Periodic Rate            [ * ]                       Loan Start Date          [ * ]              Block B Payments
Daily Rate               [ * ]                       Pmt Start Date           [ * ]
Number of Payments       [ * ]                       Loan End Date            [ * ]

Amortization Method = U.S. Rule (Simple)             Loan Amount              [ * ]
-----------------------------------------------------------------------------------------------------------------
                                    Period       Interest     Principal                   Balance Due
Pmt #    Date        Payment        Interest       Paid         Paid          Interest      Principal       Total
-----------------------------------------------------------------------------------------------------------------
[ * ]   [ * ]         [ * ]          [ * ]         [ * ]        [ * ]           [ * ]         [ * ]          [ * ]


*Confidential treatment has been requested for a portion of this exhibit.

                                 SCHEDULE 5

                                WORLDxCHANGE
----------------------------------------------------------------------
CIRCUIT                             CITY PAIRS                VH MILES
----------------------------------------------------------------------
 [ * ]                               [ * ]                       [ * ]

                             TOTAL DS-3 V&H MILES               16,708

WorldCom and Customer agree that the above described DS-3 circuits and only the above described DS-3 circuits having end points in the following cities will be accepted as comprising a portion of the Leased Capacity notwithstanding the fact that the following cities are not otherwise available as Leased Cities:

[ * ]

WorldCom is not obligated to accept any further Service Requests for Leased Capacity between such cities without its prior written approval executed by an authorized officer of WorldCom.

No Non-Recurring Ancillary Service Charges, e.g., installation, shall apply to the above circuits.


*Confidential treatment has been requested for a portion of this exhibit.

[MCI WORLDCOM Letterhead]

                                                        [Stamp]

March 22, 1999

Mr. Roger B. Abbott
Communication Telesystems International
d/b/a WorldxChange Communications
9999 Willow Creek Road
San Diego, CA 92131

Dear Roger:

     In connection with and as a condition to the execution and delivery of that certain Capacity Lease Agreement (the "Lease Agreement") dated March 26, 1999, between WorldCom Network Services, Inc. ("MCI WorldCom") and Communication Telesystems International d/b/a WorldxChange Communications ("WorldxChange"), the parties agree that commencing with the Effective Date of the Lease Agreement and continuing until MCI WorldCom has received all of the payments set forth on the Payment Schedule attached hereto (the "Payment Period"), Subsection 3(F) of the Lease Agreement will be waived and will not be applicable. Therefore, during the Payment Period, (i) WorldxChange's default under any other agreement with MCI WorldCom or its affiliates after taking into account any applicable cure periods set forth in such other agreement, or (ii) WorldxChange's failure to timely pay any amounts due as set forth in the Payment Schedule if such non-payment is not cured within twenty-four (24) hours after WorldxChange's receipt of Notice of Default from MCI WorldCom, will be deemed to be an Event of Default (as defined in the Lease Agreement), and MCI WorldCom will be entitled to exercise any remedies available to it under the Lease Agreement.

     Upon MCI WorldCom's receipt of all payments set forth on the Payment Schedule and continuing through the end of the Lease Term, Subsection 3(F) will be in effect and Customer will not be deemed to be in default of the Lease Agreement if WorldxChange is in default of any other agreement with MCI WorldCom or its affiliates.

     Please evidence your agreement with the terms and conditions set forth in this letter by executing a copy of this letter and returning it directly to me.

Sincerely,

/s/ Robert Allen Brejcha
Robert Allen Brejcha
Vice President

AGREED TO THIS 26th DAY OF MARCH, 1999.
               ----       ------
COMMUNICATION TELESYSTEMS INTERNATIONAL
d/b/a WorldxChange Communications

By: /s/ Roger B. Abbott
       ----------------------------------
Print Name:  Roger B. Abbott
            -----------------------------
Title:  Chief Executive Officer
       ----------------------------------

                                       WORLDCOM
                                 WXC PAYMENT SCHEDULE

    DATE                AMOUNT                 APPLICATION

     [*]                 [*]                      [*]

TOTAL                    [*]

(1) Payment as dated above or upon receipt of WorldCom payment of monthly invoice whichever is later.


*Confidential treatment has been requested for a portion of this Exhibit